Regus

Renewal Agreement:

English (US) ▼

Agreement Date : April 9, 2018   **Reference No :** R-528822

Business Center Details

NY, New York - One Rockefeller Plaza

Sales Manager	Eric Aponte

Client Details

Company Name	Hoth Theraputics
Phone	(201) 446-7900
Email	rknie@mac.com

Office Payment Details (exc. tax and exc. services)

Office Number	Number of people	Price per Office
1039	1	$ 2,280.00

Service Provision :	Start Date	August 1, 2018	End Date	July 31, 2019

All agreements end on the last calendar day of the month.

Terms and Conditions

We are Regus Management Group, LLC [the Provider], please click the link below for terms and conditions.